BT ADVISOR FUNDS

                         U.S. BOND INDEX FUND

                      INSTITUTIONAL CLASS SHARES

                              PROSPECTUS

                         FEBRUARY 28, 1997

                       REVISED JUNE 11, 1997

BT Advisor Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of several funds. The U.S. Bond Index Fund (the "Fund") is a separate series of the Trust and offers two classes of shares. The shares offered by this prospectus are the Institutional Class Shares (the "Shares"). The Fund seeks to replicate as closely as possible the performance of the Lehman Brothers Aggregate Bond Index before the deduction of the expenses allocable to the Shares of the Fund and the U.S. Bond Index Portfolio (the "Expenses"). There is no assurance, however, that the Fund will achieve its stated objective.

Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

To learn more about the Fund and its investments, investors can obtain a copy of the Fund's Statement of Additional Information (the "SAI"), dated February 28, 1997. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a free copy of this document, call (800) 368-4031.

UNLIKE OTHER OPEN-END MANAGEMENT INVESTMENT COMPANIES (MUTUAL FUNDS), THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE U.S. BOND INDEX PORTFOLIO ("THE PORTFOLIO") WHICH IS A SEPARATE FUND WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.

BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF EACH PORTFOLIO. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OR INSURED BY THE
FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        Edgewood Services, Inc.

 Clearing Operations o P.O. Box 897 o Pittsburgh, Pennsylvania o 15230-0897


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TABLE OF CONTENTS



The Fund                                                                   3
Who May Want To Invest                                                     3
Investment Principles and Risks                                            3
Summary of Fund Expenses                                                   4
The Fund in Detail                                                         5
Risk Factors and Certain Securities and Investment Practices               7
Performance Information and Reports                                       11
Management of the Trust and Portfolio                                     12
Net Asset Value                                                           13
Purchase and Redemption of Shares                                         14
Dividends, Distributions and Taxes                                        18
Additional Information                                                19

THE FUND



The U.S. Bond Index Fund seeks to replicate as closely as possible (before deduction of expenses) the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index" or the "Index"), a broad market weighted-index-which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities. The Fund will be invested primarily in fixed income securities of the U.S. government or any agency thereof, publicly issued fixed rate domestic debt of industrial, financial, and utility corporations, and U.S. dollar denominated fixed income securities of foreign and supranational entities issued publicly in the United States. The Fund will also invest in mortgage pass-through securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA").

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio.



WHO MAY WANT TO INVEST

Shares of the Fund are offered through this Prospectus to institutional investors.

The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to replicate the investment performance of the index through statistical procedures.

The Portfolio represents all major sectors of the investment grade fixed-income securities markets. The Fund may be a suitable investment vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The Fund is also suitable for those investors with common stock holdings who are seeking a complementary fixed-income investment to create a more balanced asset mix.

The Trust is intended to be a long-term investment vehicle and is not designated to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all the Trust's shareholders. In order to minimize such costs, the Trust has adopted the following policies. The Trust reserves the right to reject any purchase request (including exchange purchases from other BT Advisor Funds) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Trust has adopted exchange privilege limitations as described in the section "Exchange Limitations" herein. Finally, the Trust reserves the right to suspend the offering of its shares.

The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Shares, they may be worth more or less than what they paid for them.

INVESTMENT PRINCIPLES AND RISKS

The value of the Portfolio's investments varies based on many factors. The value of bonds fluctuates based on changes in domestic or foreign interest rates, the credit quality of the issuer, market conditions, and other economic and political news. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.

When investors sell their Shares, they may be worth more or less than what they paid for them. See "Risk Factors and Certain Securities and Investment Practices" herein for more information.

SUMMARY OF FUND EXPENSES

Annual operating expenses are paid out of the assets of the Portfolio and the Fund. The Portfolio pays an investment advisory fee and an administrative services fee to Bankers Trust. The Fund incurs expenses such as maintaining shareholder records and furnishing shareholder statements. The Fund must provide financial reports.

The following table provides: (i) a summary of expenses relating to purchases and sales of the Shares of the Fund and the annual operating expenses of the Fund and expenses of the Portfolio, in the aggregate, as a percentage of average daily net assets of the Fund; and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. The Trustees of the Trust believe that the Expenses of the Fund and expenses of the Portfolio, in the aggregate, will be less than or approximately equal to the expenses which the Fund would incur if the Trust retained the services of an investment adviser and the Assets of the Fund were invested directly in the type of securities being held by the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge on Purchases

(as a percentage of offering price)                           None

Maximum Sales Charge on Reinvested Distributions              None

Redemption Fee                                                None

Exchange Fee                                                           None

Shareholder transaction expenses are charges paid when investors buy, sell, exchange, or hold Shares of the Fund. See "Purchase and Redemption of Shares" for an explanation of how and when these charges apply.



ANNUAL OPERATING EXPENSES

(as a percentage of daily net assets of the Fund)



Investment advisory fee (after reimbursements or waiver)               0.10%
Other expenses (after reimbursements or waivers)                       0.05%
Total operating expenses (after reimbursements or waivers)             0.15%

Example:

1 Year               3 Years
An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
$2 $6


The expense table and the example above show the estimated costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee with respect to the Portfolio. Without such waiver, the Portfolio's investment advisory fee would be equal to 0.15%. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.15% of the Fund's average net assets annually. In the absence of these waivers, it is estimated that, "Total Operating Expenses" of the Shares would be 0.55%. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Moreover, while the example assumes a 5% annual return, actual performance will vary and may result in a
return greater or less than 5%.      The Fund is distributed by
Edgewood Services, Inc. ("Edgewood" or the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.
    Currently, the Fund has issued two classes of shares. The Fund offers by separate prospectus another class of shares. Because the expenses vary between the classes, performance will vary with respect to each class. Additional information concerning the Fund's other class of shares is available from Bankers Trust, as administrator, at
(800) 368-4031.      For more information about the Fund's and the
Portfolio's expenses see "Management of the Trust and Portfolio"
herein.     FUND FINANCIAL HIGHLIGHTS The Fund will have a fiscal year end of December 31. As this is the Fund's first fiscal year, financial information with respect to the Fund is not available at this time.
     THE FUND IN DETAIL INVESTMENT OBJECTIVES AND POLICIES

The Trust seeks to achieve the investment objective of the Fund by investing all of its Assets in the Portfolio, which has the same investment objective as the Fund. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the Fund's SAI. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.

The Portfolio seeks to replicate as closely as possible (before deduction of Expenses) the investment performance of the Aggregate Bond Index, a broad market weighted index which encompasses four major classes of investment grade fixed-income securities in the United
States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.

As of December 31, 1996, the major classes of fixed-income securities represented the following proportions of the Index's total market value.

Aggregate

Bond Index

U.S. Treasury and agency securities                                    51%
Corporate bonds                                                        14%
International (dollar-denominated) bonds                                4%
Mortgage-backed securities                                             29%
Asset Backed Securities                                                 1%
Dollar-weighted average maturity (Years)                           8.7 yrs

The Portfolio will be unable to hold all of the individual issues which comprise the Index because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of the securities in the Index, selecting one or two issues to represent entire "classes" or types of securities in the Index. The Portfolio will be constructed so as to match as closely as possible the composition of the Index by investing in fixed-income securities approximating their relative proportion of the Index's total market value.

At the broadest level, the U.S. Bond Index Portfolio will seek to hold securities and other investments which reflect the weighting of the major asset classes in the Index. These classes include U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. For example, if U.S. Treasury and agency securities represent approximately 51% of the Index's interest rate risk, then approximately 51% of the Portfolio's interest rate risk will come from such securities and other investments. Similarly, if corporate bonds represent 20% of the interest rate risk of the Index, then they will represent approximately 20% of the interest rate risk of the Portfolio. Such a sampling technique is expected to be an effective means of substantially replicating the income and capital returns provided by the Index before deduction of Fund and Portfolio expenses.

The Portfolio may, from time to time, substitute one type of investment grade bond for another. For instance, a Portfolio may hold more short-term corporate bonds (and, in turn, hold fewer short U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. Overall, credit risk is expected to be very low for the U.S. Bond Index Portfolio.

Fixed-income securities will be primarily of investment grade quality
- i.e., those rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Ratings Group ("S&P").

Securities rated Baa or BBB possess some speculative characteristics.

     The Portfolio may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. government and in U.S. government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. government ("U.S. Government Securities"). Such "agency" securities may not be backed by the "full faith and credit" of the U.S. government. Such U.S. government agencies may include the Farm Credit Banks, the Resolution Trust Corporation and the GNMA. Even though they all carry top (AAA) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. government and so are perceived as somewhat riskier than comparable Treasury bonds.

As a mutual fund investing primarily in fixed-income securities, the Portfolio is subject to interest rate, income, call and credit risks. Since the Portfolio also invests in mortgage-backed securities, it is also subject to prepayment risk. See "Risk Factors and Certain
Securities and Investment Practices."

For more information about the historical performance of the Aggregate Bond Index, see the SAI.

General

Over time, the correlation between the performance of the Fund and the Index is expected to be 0.95 or higher before deduction of Expenses of the Fund and expenses of the Portfolio. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to track its Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund or the Portfolio, changes in either the composition of the Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. In the unlikely event that a high correlation is not achieved, the Trust's Board of Trustees will consider alternatives. Because the Portfolio seeks to track the Index, Bankers Trust will not attempt to judge the merits of any particular stock as an investment.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of its Index.

As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Portfolio which may not be changed without investor approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven days). Additional investment policies of the Portfolio are contained in the SAI.

The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the Index. Securities index futures contracts and related options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying Index while retaining a cash balance for fund management purposes, to facilitate trading, or to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or Index. These instruments may be considered derivatives. See "Risk Factors and Certain Securities and Investment Practices" herein.

The use of derivatives for non-hedging purposes may be considered speculative. While each of these securities can be used as leveraged investments, the Portfolio may not use them to leverage its net assets. The Portfolio will not invest in such instruments as part of a temporary defensive strategy (such as altering the aggregate maturity of the Portfolio) to protect the Portfolio against potential market declines.

The Portfolio may lend its investment securities and purchase securities on a when-issued and a delayed delivery basis. The
Portfolio may also invest in mortgage-related and other asset-backed securities. See "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI for more information about the investment practices of the Portfolio.

RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which the Portfolio may invest and strategies Bankers Trust may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well.

Bankers Trust may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goal. Holdings and recent investment strategies are described in the financial reports of the Fund and the Portfolio, which are sent to Fund shareholders twice a year. For a free SAI or financial report, call your Service Agent or Bankers Trust.

Fixed Income Security Risk

Investors in the Fund are exposed to four types of risk from fixed income securities: (1) Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates; (2) Income risk is the potential for a decline in a Portfolio's income due to falling market interest rates; (3) Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio; and (4) Prepayment risk or call risk is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Special Information Concerning Master-Feeder Fund Structure

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust, as the Administrator, at (800) 368-4031.

The master-feeder structure is relatively complex, so shareholders should carefully consider this investment approach.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's Assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio. See "Risk Factors and Certain Securities and Investment Practices" in the SAI for a description of the fundamental policies of the Portfolio that cannot be changed without approval by "the vote of a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio.

For descriptions of the investment objective, policies and restrictions of the Portfolio, see "The Fund in Detail" herein and "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI. For descriptions of the management and expenses of the Trust and the Portfolio, see "Management of the Trust and Portfolio" herein and in the SAI.

SECURITIES AND INVESTMENT PRACTICES

Short-Term Investments. The Portfolio may invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to serve as collateral for the obligations underlying the Portfolio's investment in securities index futures or related options or warrants. These securities include: obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, time deposits, certificates of deposit, bankers' acceptances and commercial paper.



U.S. Government Securities Some U.S. Government Securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.
     Securities Lending. The Portfolio may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 30% of the value of the Portfolio's net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, Bankers Trust will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

When Issues Are Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates with the custodian liquid securities in an amount at least equal to these commitments.

MORTGAGE-RELATED SECURITIES. As part of its effort to replicate the investment performance of its Index, the Portfolio may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks. See "Risk Factors and Certain Securities and Investment Practices."

The Portfolio may purchase mortgage-backed securities issued by the GNMA, the FHLMC, the FNMA, and the Federal Housing Authority ("FHA"). GNMA securities are guaranteed by the U.S. government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. The Portfolio may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. government. Mortgage securities that are guaranteed by the U.S. government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.

DERIVATIVES The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio.

SECURITIES INDEX FUTURES AND RELATED OPTIONS. The Portfolio may enter into securities index futures contracts and related options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options and provided that not more than 20% of the Portfolio's assets are invested in futures and options at any time. When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into index futures or options to attempt to increase its exposure to the market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

SWAP AGREEMENTS. The Portfolio may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.

Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

WARRANTS. The Portfolio's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges). Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities which are a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream -- generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security -- a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Further risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements. The risk of loss associated with futures contracts in some strategies can be substantial due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Portfolio will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Portfolio are: (i) imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into stock transactions on an exchange with an active and liquid secondary market. However options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of the Portfolio.

ASSET COVERAGE. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed delivery securities, interest rate swaps and foreign currency forward futures and related options transactions are not used to achieve excessive investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by segregating with the Portfolio's custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

PORTFOLIO TURNOVER

The frequency of Portfolio transactions-the Portfolio's portfolio turnover rate-will vary from year to year depending on market conditions and the Portfolio's cash flows. The Portfolio's annual portfolio turnover rate is not expected to exceed 100%.

PERFORMANCE INFORMATION AND REPORTS

The Portfolio's recent strategies and holdings, and the Fund's performance, is detailed twice a year in the Fund's financial reports, which are sent to Fund shareholders.

For current Fund performance or a free copy of the Fund's financial report, please contact your Service Agent or Bankers Trust.

Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by the expenses of the Fund.

EXPLANATION OF TERMS

Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Performance information may include comparisons of the Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the expenses of the Fund or Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of their fees, or reimburse certain operating expenses of the Fund or the Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.

MANAGEMENT OF THE TRUST AND PORTFOLIO

BOARD OF TRUSTEES



The Trust and Portfolio are each governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolios, up to and including creating separate boards of trustees. See "Management of the Trust and the Portfolios" in the SAI for more information with respect to the Trustees and officers of the Trust and the Portfolio.
     INVESTMENT ADVISER     The Trust has not retained the services of
an investment adviser since the Trust seeks to achieve the investment objective of the Funds by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as
investment adviser.      BANKERS TRUST COMPANY AND ITS AFFILIATES
Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza) New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market.

As of March 31, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $122 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 80 offices in more than 48 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $233 billion in assets under management globally. Of that total, approximately $115 billion are in index assets alone. This makes Bankers Trust one of the nation's leading managers of index funds.
     Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world-wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

The Investment Advisory Agreement provides for the Portfolio to pay Bankers Trust a fee from the Portfolio, accrued daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the Portfolio for its then-current fiscal year.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities law.

Bankers Trust investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

PORTFOLIO MANAGER



Louis R. D'Arienzo, Vice President of Bankers Trust, has been responsible for the day-to-day management of the U.S. Bond Index Portfolio since its commencement of operations. Mr. D'Arienzo has been employed by Bankers Trust since 1981 and has twelve years trading and
investment experience in fixed income securities.      ADMINISTRATOR
    Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Fund. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, accrued daily and paid monthly equal on an annual basis to 0.20% of the average daily net assets of the Fund, attributable to the Shares,
for its then-current fiscal year.      Under an Administration and
Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to 0.05% of the Portfolio's average daily net assets for its then-current fiscal year. Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense.

DISTRIBUTOR

     Edgewood Services, Inc. is the principal distributor for Shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as custodian of the assets of the Trust and Portfolio and serves as the transfer agent (the "Transfer Agent") for the Trust and Portfolio under the Administration and Services
Agreement with the Trust and Portfolio.

NET ASSET VALUE

The Fund is open for business each day the New York Stock Exchange, Inc. (the "NYSE") is open( a "Valuation Day"). The Fund's NAV is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time ("Valuation Time).

The Fund's NAV per share is the value of a single Share. The NAV per share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, allocable to the Institutional Class Shares by the total number of its Shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. These procedures require Bankers Trust to value such a security at the same value as an equivalent security which is readily marketable and, in making such comparisons, to consider all relevant factors under applicable guidelines of the SEC.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including service agents).

Purchase orders for shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares of each class to the Transfer Agent before 4:00 p.m.

Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT         $5 MILLION

TO ADD TO AN ACCOUNT       NO MINIMUM

MINIMUM BALANCE   $1 MILLION



IF YOU ARE NEW TO THE BT MUTUAL FUNDS, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-368-4031. The mailing address is:

         BT Service Center
         P.O. Box 419210

         Kansas City, MO  64141-6210

Overnight mailings:

         BT Service Center
         210 West 10th Street, 8th Floor
         Kansas City, MO  64105-1716

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF
FUNDS, you can:

o        Mail an account application with a check,
o        Wire money into your account,

o Open an account by exchanging from another fund in the BT family of funds, or o Contact your Service Agent or Investment Professional.



If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional for more information and a retirement account application or call a Retirement Specialist at the BT Service Center at 1-800-677-7596 ADDITIONAL INFORMATION ABOUT BUYING SHARES

                  TO OPEN AN ACCOUNT              TO ADD TO AN ACCOUNT

BY WIRE Call the BT Service Center at Call your Investment
Professional or wire 1-800-368-4031 to receive additional investment to: wire instructions for account establishment.

                                        Routing No.:  021001033
                                        Attn:  Bankers Trust/IFTC Deposit
                                        DDA No.:  00-226-296
                                        FBO:     (Account name)
                                        (Account number)
                                        Credit: U.S. Bond Index Fund - 511

         Specify the complete name of the Fund of your choice, and include your account number and your name.

BY PHONE Contact your Service Agent, Contact your Service Agent, Investment Professional, or call Investment Professional, or call BT's Service Center at 1-800-368-4031. BT's Service Center at 1-800-368-4031. If you are an existing shareholder,If you are an you may exchange from another BT existing shareholder, you may account with the same registration,exchange from another BT account including, name, address, and taxpayer with the same registration, including, ID number. name, address, and taxpayer ID number.

BY MAIL Complete and sign the account appli- Make your check payable to the complete cation. Make your check payable to name of the Fund of your choice. Indicate the complete name of the Fund of your Fund account number on your check your choice. Mail to the appropriate and mail to the address printed on your address indicated on the application. account statement.

HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance
amounts.     To sell Shares in a retirement account, your request must
be made in writing, except for exchanges to other eligible funds in the BT family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call a Retirement Specialist at the BT Service Center at
1-800-677-7596.      To sell shares by bank wire you will need to sign
up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o        Your account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address), o The check is being made payable to someone other than the account owner, o The redemption proceeds are being transferred to a BT account with a different registration, or o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-368-4031. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

         BT Service Center
         P.O. Box 419210

         Kansas City, MO  64141-6210

OVERNIGHT MAILINGS:

         BT Service Center
         210 West 10th Street, 8th Floor
         Kansas City, MO  64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT family of funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "How to Purchase Shares" and "How to Redeem Shares" herein. Before making an exchange, please note the following:

o        Call your  Service  Agent for  information  and a  prospectus.
         Read the  prospectus  for relevant information.

o Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Note that exchanges out of a Fund may be limited to four per calendar year and that they may have tax consequences for you.

o Because excessive trading can hurt Fund performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.

o The Fund reserves the right to refuse exchange purchases by any person or group if, in Bankers Trust's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

o Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund.



INFORMATION SERVICES

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

o        Account statements (monthly)
o        Financial reports (every six months)

     To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at
1-800-368-4031 if you need additional copies of financial reports.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, income dividends and capital gains are distributed annually.

The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code, the Fund will not pay any Federal income or excise taxes. Dividends paid by the Fund from its taxable net investment income and distribution by the Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Funds dividends and distributions will not qualify for the dividends-received deduction for corporations.

DISTRIBUTION OPTIONS

When you open an account, specify on your account application how you want to receive distributions. The Trust offers four options:

1.       Reinvestment   Option.  Your  dividend  and  capital  gain
         distributions will be automatically reinvested in additional Shares of the Fund. If you do not indicate a choice on your application you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Shares of the Fund, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.



4. Automatic Dividends Program. Your dividend and capital gain distributions be automatically invested in Shares of another fund in the BT family of funds as long as the minimums for that account are met.



If you select distribution option 2 or 3 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in your account at the current NAV and your election may be converted to the Reinvestment Option. You may change distribution option at anytime by notifying the Transfer Agent in writing.

For retirement accounts, all distributions are automatically reinvested. When you are over 59_ years old, you can receive distributions in cash. If distributions from a retirement account for any taxable year following the year in which the participant reaches age 70_ are less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the Internal Revenue Service (the "IRS"). The administrator, trustee or custodian of such a retirement account will be responsible for reporting distributions from such accounts to the IRS.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day.
Distribution checks will be mailed within seven days, or longer for a December ex-dividend date.

TAXES

As with any investment, you should consider how an investment in the Fund could affect you. Below are some of the Fund's tax implications. If your account is not a tax-deferred retirement account beware of these tax implications.

Taxes on Distributions. Distributions from the Fund are subject to federal income tax and may also be subject to state or local taxes. Annual Statements as to the federal tax status of distributions, and distributions that are attributable to state and local income and personal taxes, if applicable, will be mailed to shareholders shortly after the end of the year. If living outside the United States, your distributions from the Fund could also be taxed by the country in which you reside.

For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.

Mutual fund dividends from U.S. government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.

Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

Every January, the Transfer Agent will send the IRS a statement showing the taxable distributions paid to you in the previous year.

Taxes on Transactions. Your redemptions, including exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your Shares and the price you receive when you sell them.

Whenever you sell Shares of the Fund, the Transfer Agent will send you or your Service Agent a confirmation statement showing how many Shares you sold and at what price. You also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"Buying a Dividend." If you buy Shares just before the Fund deducts a capital gain distribution or dividend distribution, as applicable, from its NAV, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all Funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

ADDITIONAL INFORMATION

The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is a separate diversified series of BT Advisor Funds, a Massachusetts business trust. The Fund offers two classes of Shares of beneficial interest, Institutional Class Shares and Advisor Class Shares. The Portfolio is a separate diversified series of BT Investment Portfolios, a New York master trust fund.

The Portfolio is a separate subtrust (or "Series") of BT Investment Portfolios. The Trust and BT Investment Portfolios reserves the right to add additional series in the future. The Trust also reserves the right to issue additional classes of Shares of the Fund.

The Trust or the Portfolio may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund or classes is required on any matter affecting only the Fund or class on which shareholders are entitled to vote. Shareholders of the Fund or class are not entitled to vote on Trust matters that do not affect the Fund or class, respectively, and do not require a separate vote of the Fund or class. All series of the Trust and all classes will vote together on certain matters, such as electing trustees or approving independent public auditors. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Each series of the Trust will vote separately on any matter involving the corresponding Portfolio. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. The series of BT Investment Portfolios will vote together or separately on matters in the same manner, and in the same circumstances, as do the series of the Trust. As with the Trust, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust of BT Investment Portfolios provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. No series of BT Investment Portfolios has any preference over any other series. (THIS
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BT ADVISOR FUNDS

U.S. BOND INDEX FUND



INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR

BANKERS TRUST COMPANY

130 Liberty Street
One Bankers Trust Plaza
New York, NY  10006



DISTRIBUTOR

EDGEWOOD SERVICES, INC.

Clearing Operations
P.O. Box 897

Pittsburgh, PA 15230-0897     CUSTODIAN AND TRANSFER AGENT BANKERS
TRUST COMPANY 130 Liberty Street One Bankers Trust Plaza New York, NY
10006      INDEPENDENT ACCOUNTANTS COOPERS & LYBRAND L.L.P. 1100 Main
Street, Suite 900 Kansas City, MO 64105

COUNSEL

WILLKIE FARR & GALLAGHER

153 East 53rd Street
New York, NY  10022

No person has been authorized to give any information or to make any representations other than those contained in the Trusts' Prospectuses, the corresponding SAIs or the Trusts' official sales literature in connection with the offering of the Trust's Shares and, if given or made, such other information or representations must not be relied on as having been authorized by a Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


Cusip #05576L700
STA511300 (6/97)